SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1999


         TRUST CREATED BY COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION
                     (under a Pooling & Servicing Agreement
                  dated as of September 1, 1998, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 1998-C2)
            (Exact name of Registrant as specified in its Charter)





     New York                     333-60749-01                   52-2128227
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

Norwest Bank Minnesota, N.A., Trustee,
Corporate Trust Department
11000 Broken Land Parkway
Columbia, MD                                                      21044-3562
Attention:  Asset-backed Securities Trust Services                (Zip Code)
            CMAC Series 1998-C2
(Address of principal executive office)

Registrant's telephone number, including area code:   (212) 515-5254


                         The Exhibit Index is on page 2.









                                    Page - 1

ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the January 15, 1999, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of January 15, 1999.

    Loan data fileas of the January 1999 Determination Date.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 8.17 of the Pooling & Servicing Agreement dated as of September 1, 1998

                             By:   Midland Loan Services,  Inc.,




                              /s/ Lawrence D. Ashley

                              By: Lawrence D. Ashley
                              Title: Senior Vice President

Date: January 15, 1999


                                  EXHIBIT INDEX

                                                                   Sequential
Document                                                           Page Number

Monthly Remittance Statement to the Certificateholders                   3
dated as of January 15, 1999

Loan data file as of the January 1999 Determination Date.               42

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